EXHIBIT 32

CERTIFICATION

        The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2004	/s/ Bernard P. Aldrich President and Chief Executive Officer

Date: May 6, 2004	/s/ Robert M. Wolf Chief Financial Officer

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